Exhibit 99.1

FOR IMMEDIATE RELEASE

O’REILLY AUTOMOTIVE, INC. ANNOUNCES DATES FOR ITS

THIRD QUARTER 2025 EARNINGS RELEASE AND CONFERENCE CALL

●	Earnings Release Date – Wednesday, October 22, 2025, after 3:30 p.m. Central Time
●	Conference Call Date – Thursday, October 23, 2025, at 10:00 a.m. Central Time

Springfield, MO, October 1, 2025 – O’Reilly Automotive, Inc. (the “Company” or “O’Reilly”) (Nasdaq: ORLY), a leading retailer in the automotive aftermarket industry, announces the release date for its third quarter 2025 results as Wednesday, October 22, 2025, with a conference call to follow on Thursday, October 23, 2025.

The Company’s third quarter 2025 results will be released after 3:30 p.m. Central Time on Wednesday, October 22, 2025, and can be viewed, at that time, on the Company’s website at www.OReillyAuto.com by clicking on “Investor Relations.”

Investors are invited to listen to the Company’s conference call discussing the financial results for the third quarter 2025, on Thursday, October 23, 2025, at 10:00 a.m. Central Time, via webcast on the Company’s website at www.OReillyAuto.com by clicking on “Investor Relations.”  Interested analysts are invited to join the call.  The dial-in number for the call is (888) 506-0062 and the conference call identification number is 674813.  A replay of the conference call will be available on the Company’s website through October 22, 2026.

About O’Reilly Automotive, Inc.

O’Reilly Automotive, Inc. was founded in 1957 by the O’Reilly family and is one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment, and accessories in the United States, serving both the do-it-yourself and professional service provider markets.  Visit the Company’s website at www.OReillyAuto.com for additional information about O’Reilly, including access to online shopping and current promotions, store locations, hours and services, employment opportunities, and other programs.  As of June 30, 2025, the Company operated 6,483 stores across 48 U.S. states, Puerto Rico, Mexico, and Canada.

For further information contact:	Investor Relations Contacts
Leslie Skorick (417) 874-7142
Eric Bird (417) 868-4259

Media Contact
Sonya Cox (417) 829-5709